NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 13, 1999

March 24, 1999

Dear Dow Stockholder:

The Annual Meeting of Stockholders of The Dow Chemical Company will be held on Thursday, May 13, 1999, at 2 p.m. at the Midland
Center for the Arts, 1801 West St. Andrews, Midland, Michigan.

Stockholders will vote upon the following matters either by proxy or in person:

1.  Election of five Directors.

2.  Ratification of the appointment of Deloitte & Touche LLP as
Dow's independent auditors for 1999.

3. Transaction of any other business as may properly come before the Meeting.

Your vote on the business to be considered at this Meeting is important, regardless of the number of shares you own. This year, you may vote your shares by telephone, on the Internet, or by mailing a completed form as in the past. Instructions are on the voting form.

The Board of Directors has set the close of business on March 15, 1999, as the record date for determining stockholders entitled to receive notice of the Annual Meeting and any adjournment, and entitled to vote. A list of common stockholders entitled to vote shall be open to any stockholder for any purpose relevant to the Meeting for ten days before the Meeting, from 8:30 a.m. to 5 p.m., at the Office of the Corporate Secretary, 2030 Dow Center, Midland, Michigan.

Since seating is limited, the Board has established the rule that only stockholders may attend or up to three people holding proxies for any one stockholder or account (in addition to those named as Board proxies on the printed proxy forms). Proxy holders are asked to present their credentials in the lobby before the Annual Meeting begins.

You will need a validated ticket of admission or proof of stock ownership to be admitted to the Meeting. Stockholders will receive a ticket as part of their proxy material. Stockholders of record and participants in the Dividend Reinvestment Plan, the Dow Salaried Employees' Savings Plan, the Dow Hourly Employees' Savings Plan, the Dow AgroSciences Employee Savings Plan, and the DH Compounding Company Savings and Retirement Plan need only check the box on the proxy form to validate their preprinted ticket and indicate that they will attend. Questions may be directed to 877-227-3294 (a toll-free number) or 517-636-1792.

Other stockholders holding stock in nominee name or beneficially (in "street name") will receive a ticket with their proxy material and need take no further action. Street name holders without tickets will need proof of ownership for admission to the Annual Meeting, such as a recent brokerage statement or letter from the bank or broker.

We look forward to seeing you at the Annual Meeting.

/s/ John Scriven
Vice President
General Counsel and Secretary

Enclosures

1999 ANNUAL MEETING OF STOCKHOLDERS
THE DOW CHEMICAL COMPANY

PROXY STATEMENT

TABLE OF CONTENTS

Notice of the Annual Meeting                               1
Introduction                                               4
Voting Your Shares by Proxy                                4
Dow Shares Outstanding                                     4
Proxies on Behalf of the Dow Board                         4
The Board of Directors
The Board of Directors and Board Committees                5
Agenda Item 1:  Election of Directors                      6
Candidates for Election as Directors                       6
Current Directors                                          8
Compensation of Directors                                 10
Executive Management
Compensation Committee Report                             11
Pension Plans                                             13
Stock Ownership of Management and Certain Other Persons   14
Stockholder Return                                        15
Compensation Tables                                       16
Agenda Item 2:  Ratification of the Appointment of the
Independent Auditors                                      18
General Information                                       19
Dividend Reinvestment Program Shares and Dow Employees'
Savings Plan Shares                                       19
Future Stockholder Proposals                              19
Nominations for Director                                  19
Notification of Future Annual Meeting Business            19
Reports to Stockholders                                   19
Other Matters                                             19

This Proxy Statement is issued in connection with the 1999 Annual
Meeting of Stockholders of The Dow Chemical Company scheduled for
May 13, 1999.

INTRODUCTION

This Proxy Statement and a proxy voting form are being sent to all stockholders of The Dow Chemical Company ("Dow" or the "Company") as of the close of business on March 15, 1999, the record date for the Annual Meeting of Stockholders to be held on May 13, 1999 (the "Annual Meeting" or "Meeting").

In the following pages of this Proxy Statement, you will find information on your Board of Directors, the candidates for election to the Board and the current Directors, and one resolution to be voted upon at the Annual Meeting of Stockholders or any adjournment of that Meeting. The background information in this Proxy Statement has been supplied to you at the request of the Board of Directors to help you decide how to vote.

VOTING YOUR SHARES BY PROXY
You are encouraged to use the proxy form to cast your vote. As explained on the form, you may vote by telephone, on the Internet, or by mail. Your shares will be voted if the proxy is properly executed and received prior to May 13, 1999, the date of the Annual Meeting. If no specific choices are made by you, as explained on your proxy form, the shares represented by your executed proxy form will be voted as recommended by the Board of Directors. You may revoke your proxy at any time before its use at the Meeting by sending a written revocation, by submitting another proxy at a later date, or by attending the Meeting and voting in person. No matter which voting method you choose however, you need not vote more than once unless you wish to change your vote.

The Company has a confidential voting policy that respects the right of each stockholder to vote upon matters free from coercion and retaliation and requires that the proxies and ballots of all stockholders be kept confidential from the Company's management and Board unless disclosure is requested by the stockholders, unless disclosure is necessary to meet legal requirements or to assert or defend claims, or during a contested solicitation or election. It further provides that employees may confidentially vote their shares of Company stock held by the Company defined contribution plans, and requires the appointment of independent tabulators and inspectors of election.

DOW SHARES OUTSTANDING
At the close of business on the record date, March 15, 1999, there were 220,506,470 shares of Dow common stock and 1,349,233 shares of Series A ESOP Convertible Preferred Stock outstanding and entitled to vote. Each share of common stock is entitled to one vote. Preferred stockholders will vote with the holders of common stock as one class and are entitled to the same number of votes as the shares of Dow common stock into which the preferred stock could be converted, according to a fixed formula based on the market price of common stock for five consecutive trading days ending on and including the record date. When the common stock price equals or exceeds $86.125 per share, the conversion ratio is one share of common for one share of preferred stock. Each share of preferred stock this year converts to 1.0 votes.

PROXIES ON BEHALF OF THE DOW BOARD
The enclosed proxy is being solicited by your Board of Directors to provide an opportunity to all stockholders of record to vote on agenda items, whether or not they are able to attend the Annual Meeting. Proxies on behalf of the Board may be solicited in person, by mail, by telephone or by electronic communication by Dow officers and employees. They will not be specially compensated for their services in this regard. Dow has retained Georgeson & Company Inc. to aid in the solicitation of stockholders (primarily brokers, banks and other institutional investors) for an estimated fee of $17,000. Arrangements have been made with brokerage houses, nominees and other custodians and fiduciaries to send materials to their principals, and their reasonable expenses will be reimbursed on request. The cost of solicitation will be borne by the Company.

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

The ultimate authority to manage the business of The Dow Chemical
Company rests with the Board of Directors. The Board appoints the Company's officers, assigns responsibilities for management of the Company's operations to them, and reviews their performance.

There were seven Board meetings in 1998. Fourteen of the Directors attended 100 percent of the Board meetings and sixteen of the Directors then serving attended the last Annual Meeting of Stockholders. The Company is required to report whether any Director attended fewer than 75 percent of the sum of the total number of Board meetings and the total number of Board committee meetings that each such respective Director was eligible to attend during the past year. All of the incumbent Dow Directors exceeded that attendance threshold and eleven had 100 percent attendance at all Board and Board committee meetings they were eligible to attend.

In the past year, two Directors have left the Board: Fred P. Corson, a Director since 1994, and Michael L. Dow, a Director since 1988. One incumbent Director is not standing for reelection: Joseph L. Downey, who has served as a Director since 1989, will retire from the Board at the conclusion of the Annual Meeting in May 1999. The advice and experience of each of these Directors will be greatly missed by the Company and by their colleagues on the Board.

Board committees perform many important functions. The responsibilities of each committee are stated in the Bylaws.
The Board, upon the recommendation of the Committee on Directors, elects members to each committee and has the power to change the responsibilities assigned to any committee or the committee membership. A brief description of the current standing Board committees follows, with memberships listed as of March 15, 1999:

EXECUTIVE COMMITTEE: Exercises the powers of the Board to manage the Company between meetings of the Board. Thirteen meetings in 1998. Members: W. S. Stavropoulos (Chairman), A. J. Carbone, M.
D. Parker, F. P. Popoff and J. P. Reinhard.

AUDIT COMMITTEE: Recommends a firm of independent auditors to be appointed by the Board, subject to ratification by the stockholders. Reviews the Company's annual consolidated financial statements. Consults separately with the independent auditors, the Corporate Auditor and the Controller with regard to the adequacy of internal controls. Reviews with the independent auditors the proposed plan of audit and the results. Four meetings in 1998. Members: B. H. Franklin (Chairman), J. C. Danforth, A. D. Gilmour, H. T. Shapiro and P. G. Stern.

COMMITTEE ON DIRECTORS: Studies the size and makeup of the Board and its committees and recommends candidates for Board and committee membership. Three meetings in 1998. Members: W. D.
Davis (Chairman), J. K. Barton, F. P. Popoff, H. T. Shapiro, W.
S. Stavropoulos and  P. G. Stern.

COMPENSATION COMMITTEE: Establishes salaries, bonuses and other compensation for Dow Directors and officers and for certain other managerial and professional personnel. Administers the Company's award and option plans. Four meetings in 1998. Members: H. T. Shapiro (Chairman), W. D. Davis, B. H. Franklin, A. D. Gilmour and P. G. Stern.

ENVIRONMENT, HEALTH, SAFETY AND PUBLIC POLICY COMMITTEE:
Assesses the Company's environment, health and safety policies and performance, and the social impact of Company decisions. Three meetings in 1998. Members: D. T. Buzzelli (Chairman), A.
A. Allemang, J. K. Barton, A. J. Carbone, J. C. Danforth, W. D. Davis, J. L. Downey, E. C. Falla, B. H. Franklin, A. D. Gilmour,
M. D. Parker, H. T. Shapiro, W. S. Stavropoulos and P. G. Stern.

FINANCE COMMITTEE: Reviews Dow's financial affairs and makes recommendations to the Board concerning financial matters. Establishes investment policy and reviews the performance of funds invested for the Dow Employees' Pension Plan. Helps establish investment policies for other funds and entities connected with the Company. In February 1999, the Board combined the Finance Committee, which held six meetings in 1998, and the Investment Policy Committee, which held three meetings in 1998.
Members:  J. P. Reinhard (Chairman), A. J. Carbone, J. L. Downey,
E. C. Falla, M. D. Parker, F. P. Popoff and W. S. Stavropoulos.

AGENDA ITEM 1

BOARD OF DIRECTORS
CANDIDATES FOR ELECTION AND CURRENT DIRECTORS

The Dow Board of Directors is divided into three classes. Each class, described in the chart below, serves a term of three years. The terms of the Directors in each class expire at the Annual Meeting of Stockholders in the year listed on the chart.

Class I Directors       Class II Directors    Class III Directors
1999                          2000                   2001

Jacqueline K. Barton       Willie D. Davis     Arnold A. Allemang
David T. Buzzelli        Michael D. Parker       John C. Danforth
Anthony J. Carbone       J. Pedro Reinhard       Enrique C. Falla
Joseph L. Downey             Paul G. Stern       Allan D. Gilmour
Barbara Hackman Franklin                          Frank P. Popoff
Harold T. Shapiro                         William S. Stavropoulos

In accordance with the recommendation of the Committee on Directors, the Board of Directors has nominated Jacqueline K. Barton, David T. Buzzelli, Anthony J. Carbone, Barbara Hackman Franklin and Harold T. Shapiro for election as Directors in Class I, to serve three-year terms to expire at the Annual Meeting in the year 2002, and until their successors are elected and qualified.

Each nominee is currently serving as a Director and each has consented to serve for the new term. All nominees have previously been elected as Directors by the Company's stockholders. Joseph L. Downey, a member of Class I, has elected to retire from the Board following the 1999 Annual Meeting, and is not standing for reelection.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THESE NOMINEES AS DIRECTORS. The election of Directors requires a plurality of the votes actually cast. As explained on the accompanying proxy, it is the intention of the persons named as proxies to vote in favor of the candidates nominated by the Board unless such authority is withheld. If something unanticipated should occur prior to the Annual Meeting, making it impossible for one or more of the candidates to serve as a Director, votes will be cast in the best judgment of the persons authorized as proxies.

Information in the biographies of candidates and continuing
Directors that follows is current as of March 15, 1999, the record date for the Annual Meeting.

CANDIDATES FOR ELECTION AS DIRECTOR

Photo 1

JACQUELINE K. BARTON, 46. ARTHUR AND MARIAN HANISCH MEMORIAL PROFESSOR OF CHEMISTRY, CALIFORNIA INSTITUTE OF TECHNOLOGY. DIRECTOR SINCE 1993.
Assistant Professor of Chemistry and Biochemistry, Hunter College, City University of New York 1980-82. Columbia
University: Assistant Professor 1983-85, Associate Professor 1985-86, Professor of Chemistry and Biological Sciences 1986-89. California Institute of Technology: Professor of Chemistry 1989 to date, Arthur and Marian Hanisch Memorial Professor of Chemistry 1997 to date. Named a MacArthur Foundation Fellow 1991. Recipient of the American Chemical Society ("ACS") William
H. Nichols Medal Award 1997, Columbia University Medal of Excellence 1992, ACS Garvan Medal 1992, Mayor of New York's Award in Science and Technology 1988, ACS Award in Pure Chemistry 1988 and the Alan T. Waterman Award of the National Science Foundation 1985. Member of the American Academy of Arts and Sciences and the Gilead Sciences Scientific Advisory Board. Trustee of Barnard College.

Photo 2

DAVID T. BUZZELLI, 57.  DOW SENIOR CONSULTANT.  DIRECTOR SINCE
1993.
Employee of Dow since 1965. Manager of Agricultural Products, Health and Environmental Services, Michigan Division 1980-84. Director of Government and Public Affairs 1984-86. Vice President of Dow Chemical U.S.A. 1984-86. Chairman, President and CEO of Dow Chemical Canada Inc.* 1986-90. Dow Vice President 1990-97. Corporate Director of Environment, Health and Safety 1990-97. Corporate Director of Public Affairs 1993-97. Management responsibility for Information Systems 1994-97.
Senior Consultant 1997 to date. Director of Dow Corning Corporation.* Member of the President's Council on Sustainable Development, World Resources Institute Board, and Asea Brown Boveri Ltd. Advisory Board.

Photo 3

ANTHONY J. CARBONE, 58.  DOW EXECUTIVE VICE PRESIDENT.  DIRECTOR
SINCE 1995.
Employee of Dow since 1962. Dow Latin America Marketing Director for Plastics 1974-76. Dow Business Manager for STYROFOAMT 1976-80, Director of Marketing for Functional Products and Systems 1980-83. Dow U.S.A. General Manager of the Coatings and Resins Department 1983-86, General Manager of Separation Systems 1986-87, Vice President Dow Plastics 1987-91. Dow North America Group Vice President for Plastics 1991-93. Group Vice President, Global Plastics 1993-95. Group Vice President - Global Plastics, Hydrocarbons and Energy 1995-96. Executive Vice President, 1996 to date. Board member of the Society of Plastics Industries and the American Plastics Council. Member of the American Chemical Society.

Photo 4

BARBARA HACKMAN FRANKLIN, 58. PRESIDENT AND CEO OF BARBARA FRANKLIN ENTERPRISES AND
Former U.S. Secretary of Commerce. Director 1980-92 and 1993 to date. President and CEO, Barbara Franklin Enterprises, a private consulting and investment firm, 1995 to date. Business consultant 1993-95. U.S. Secretary of Commerce 1992-93. President and CEO, Franklin Associates 1984-92. Senior Fellow and Director of Government and Business Program, Wharton School of the University of Pennsylvania 1979-88. Commissioner, U.S. Consumer Product Safety Commission 1973-79. Staff Assistant to the President of the United States 1971-73. Assistant Vice President, Citibank 1969-71. Manager of Environmental Analysis, Singer Company 1964-68. President's Advisory Council for Trade Policy and Negotiations 1982-84 and 1989-92. Alternate Representative to 44th United Nations General Assembly 1989-90. AICPA Board of Directors 1979-86. Recipient of John J. McCloy Award for contributions to excellence in auditing. Director of Aetna, Inc.; AMP, Incorporated; Milacron, Inc.; and MedImmune, Inc.

Photo 5

HAROLD T. SHAPIRO, 63.  PRESIDENT OF PRINCETON UNIVERSITY.
DIRECTOR SINCE 1985.
President of The University of Michigan 1980-87. President of Princeton University 1988 to date. Chairman, National Bioethics Advisory Commission 1996 to date. Presidential Appointment to the Council of Advisors on Science and Technology 1990-92. Member of the Institute of Medicine and the American Philosophical Society. Fellow of the American Academy of Arts and Sciences. Trustee and Chair of the Board of the Alfred P. Sloan Foundation. Trustee of the University of Pennsylvania Medical Center, The Universities Research Association, and the Educational Testing Service.

* A number of Company entities are referenced in the biographies and are defined as follows. (Some of these entities have had various names over the years. The names and relationships to the Company, unless otherwise indicated, are stated in this footnote as they existed as of the Annual Meeting record date.) Dow Corning Corporation and DuPont Dow Elastomers L.L.C. - companies ultimately 50 percent-owned by Dow. Dow AgroSciences LLC, Dow Benelux N.V., Dow Chemical Canada Inc., Dow Chemical Pacific Limited, Dow Environmental Inc., Dow Europe S.A., Dow Italia S.p.A., and Liana Limited - all ultimately wholly owned subsidiaries of Dow. Ownership by Dow described above may be either direct or indirect.

CURRENT DIRECTORS

Photo 6

ARNOLD A. ALLEMANG, 56.  DOW VICE PRESIDENT, OPERATIONS.
DIRECTOR SINCE 1996.
Employee of Dow since 1965. Director of Technology Centers, Dow U.S.A. 1989-92. Manufacturing General Manager, Dow Benelux N.V.* 1992-93. Regional Vice President, Manufacturing and Administration, Dow Benelux N.V.* 1993. Vice President, Manufacturing Operations, Dow Europe S.A.* 1993-95. Dow Vice President and Director of Manufacturing and Engineering 1996-97. Dow Vice President, Operations 1997 to date. Director of Liana Limited.* Representative on the Members Committees of DuPont Dow Elastomers L.L.C.* President of Dow Environmental Inc.* Member of the American Chemical Society and the Advisory Board, Center for Chemical Process Safety, American Institute of Chemical Engineers.

Photo 7

JOHN C. DANFORTH, 62. PARTNER OF BRYAN CAVE LLP AND FORMER UNITED STATES SENATOR. DIRECTOR SINCE 1996.
Partner with the law firm of Bryan Cave LLP with offices in St. Louis, Kansas City, and fourteen other cities in the United States and abroad, 1995 to date. Attorney General of Missouri 1969-76. United States Senate 1977-95, serving on the Committee on Finance; Committee on Commerce, Science and Transportation; and the Select Committee on Intelligence. Director of General American Life Insurance Company; GenAmerican Corporation; General American Mutual Holding Company; Time Warner, Inc.; and Cerner Corporation. Recipient of the St. Louis Award, the Harry S Truman Good Neighbor Award, the St. Louis Man of the Year Award, the Right Arm of St. Louis Award, the University of Missouri-Kansas City Chancellor's Medal Award, the Presidential World Without Hunger Award, the Legislative Leadership Award of the National Commission Against Drunk Driving, and the Distinguished Missourian and Brotherhood Awards of the National Conference of Christians and Jews.

Photo 8

WILLIE D. DAVIS, 64. PRESIDENT AND CHIEF EXECUTIVE OFFICER OF ALL PRO BROADCASTING, INC. DIRECTOR SINCE 1988.
President and Chief Executive Officer of All Pro Broadcasting, Inc., a Los Angeles broadcasting company, 1976 to date. Director of Wicor, Inc.; Sara Lee Corporation; Alliance Bank; MGM Grand, Inc.; MGM, Inc.; Kmart Corporation; Johnson Controls Inc.; Rally's Hamburgers Inc.; the Strong Funds; and Bassett Furniture Industries. Trustee of the University of Chicago, Occidental College and Marquette University. Member of the Grambling College Foundation and the Ewing Marion Kauffman Center for Entrepreneurial Leadership Development Committee.

Photo 9

JOSEPH L. DOWNEY, 62.  DOW SENIOR CONSULTANT.  DIRECTOR SINCE
1989.
Employee of Dow since 1961. Dow Chemical U.S.A. Vice President 1983-86. Dow Vice President 1985-91, Senior Vice President 1991-
94. Senior Consultant 1994 to date. President of Dow Consumer Products Inc. 1986-88. Director of DowBrands Inc. 1988-98, Chairman of the Board of DowBrands Inc. 1988-95. Chairman of the Members Committee, Dow AgroSciences LLC* 1989 to date. Director Security National Bank, Manhattan, Kansas.

Photo 10

ENRIQUE C. FALLA, 59.  DOW SENIOR CONSULTANT.  DIRECTOR SINCE
1985.
Employee of Dow since 1967. Commercial Vice President of Dow Latin America 1979-80. President of Dow Latin America 1980-84. Dow Financial Vice President 1984-91. Treasurer 1986-87. Chief Financial Officer 1987-95. Executive Vice President 1991-97. Senior Vice President 1997. Senior Consultant 1997 to date. Director of Dow Corning Corporation* and Guidant Corporation. Member of the Board of Trustees of The University of Miami.

Photo 11

ALLAN D. GILMOUR, 64. RETIRED VICE CHAIRMAN OF FORD MOTOR COMPANY. DIRECTOR SINCE 1995.
Employee of Ford Motor Company 1960-95, Vice President and Controller 1979-84, Vice President - External and Personnel Affairs 1984-86, Executive Vice President and Chief Financial Officer 1986-87, Executive Vice President - International Automotive Operations 1987-89, Executive Vice President - Corporate Staffs 1989-90, President - Ford Automotive Group 1990-
93.  Director of Ford Motor Company 1986-95, Vice Chairman 1993-
95. Director of DTE Energy Company, The Prudential Insurance Company of America, MediaOne Group, and Whirlpool Corporation.

Photo 12

MICHAEL D. PARKER, 52. DOW EXECUTIVE VICE PRESIDENT AND PRESIDENT OF DOW NORTH AMERICA. DIRECTOR SINCE 1995.
Employee of Dow since 1968. Dow Europe S.A.* Product Marketing Manager for Epoxy Resins 1977-79. Director of Marketing for Inorganic Chemicals 1979-82. Director of Marketing for Organic Chemicals 1982-83. Commercial Director for the Functional Products Department 1983-84. Dow U.S.A. General Manager of the Specialty Chemicals Department 1984-87. Dow Chemical Pacific Limited* Commercial Vice President 1987-88, President 1988-93. Dow Group Vice President 1993-96. Group Vice President - Chemicals and Hydrocarbons 1993-95. Vice President for Chemicals and Metals 1995 to date. President Dow North America 1995 to date. Executive Vice President 1996 to date. Director, Destec Energy, Inc. 1995-97. Director of the National Association of Manufacturers, the National Legal Center for the Public Interest and the Chlorine Chemistry Council.

Photo 13

FRANK P. POPOFF, 63.  CHAIRMAN OF THE DOW BOARD OF DIRECTORS.
DIRECTOR SINCE 1982.
Employee of Dow since 1959. Dow Europe S.A.* Executive Vice President 1980-81, President 1981-85. Dow Executive Vice President 1985-87, President 1987-93, President and Chief Operating Officer 1987, Chief Executive Officer 1987-95, Chairman of the Board 1992 to date. Director of American Express Company; U S WEST, Inc.; Chemical Financial Corporation; United Technologies Corporation; the Indiana University Foundation; and the Michigan Molecular Institute. Past Chairman of the Chemical Manufacturers Association. Member of The Business Council, The Conference Board, and the American Chemical Society.

Photo 14

J. PEDRO REINHARD, 53. DOW EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER. DIRECTOR SINCE 1995.
Employee of Dow since 1970. Dow Brazil Area Finance Director 1978-81. Dow Europe S.A.* Finance Director 1981-85. Dow Assistant Treasurer 1984-85. Dow Europe S.A.* Vice President 1985-88. Managing Director, Dow Italy 1985-88. Dow Treasurer 1988-96, Vice President 1990-95, Financial
Vice President 1995-96, Chief Financial Officer 1995 to date, Executive Vice President 1996 to date. Chairman of the Board of Liana Limited.* Representative on the Members Committee, Dow AgroSciences LLC.* Member of the Financial Accounting Standards Advisory Council, the Financial Executives Institute and The Conference Board's Council of Financial Executives.


*A number of Company entities are referenced in the biographies and are defined as follows. (Some of these entities have had various names over the years. The names and relationships to the Company, unless otherwise indicated, are stated in this footnote as they existed as of the Annual Meeting record date.) Dow Corning Corporation and DuPont Dow Elastomers L.L.C. - companies ultimately 50 percent-owned by Dow. Dow AgroSciences LLC, Dow Benelux N.V., Dow Chemical Canada Inc., Dow Chemical Pacific Limited, Dow Environmental Inc., Dow Europe S.A., Dow Italia S.p.A., and Liana Limited - all ultimately wholly owned subsidiaries of Dow. Ownership by Dow described above may be either direct or indirect.

Photo 15

WILLIAM S. STAVROPOULOS, 59. DOW PRESIDENT AND CHIEF EXECUTIVE OFFICER. DIRECTOR SINCE 1990.
Employee of Dow since 1967.  President of Dow Latin America 1984-
85. Dow U.S.A. Commercial Vice President for Basics and Hydrocarbons 1985-87. Group Vice President for Plastics and Hydrocarbons 1987-90. President of Dow U.S.A. 1990-93. Dow Vice President 1990-91, Senior Vice President 1991-93, Chief Operating Officer 1993-95, President 1993 to date, Chief Executive Officer 1995 to date. Director of Dow Corning Corporation,* NCR Corporation, BellSouth Corporation, Chemical Financial Corporation, and Chemical Bank and Trust Company. Representative on the Members Committee, Dow AgroSciences LLC.* Member of the American Chemical Society, The Business Council, The Business Roundtable, and the Society of Chemical Industry. Serves on the Joint Automotive Suppliers Governmental Action Council and the University of Notre Dame Advisory Council for the College of Science. Board member of the American Plastics Council, Chemical Manufacturers Association, University of Washington Foundation, American Enterprise Institute for Public Policy Research, Midland Community Center, and U.S. Council for International Business.

Photo 16

PAUL G. STERN, 60. PARTNER OF THAYER CAPITAL PARTNERS AND ARLINGTON CAPITAL PARTNERS. DIRECTOR SINCE 1992.
Partner and co-founder of Thayer Capital Partners 1995 to date. Partner and co-founder of Arlington Capital Partners 1999 to date. Co-chairman and Director of Aegis Communications, Inc. 1998 to date. Special Partner at Forstmann Little & Co. 1993-95. Northern Telecom Limited Director 1988-93, Vice Chairman and Chief Executive Officer 1989-90, Chief Executive Officer 1990-93, Chairman of the Board 1990-93. President, Unisys Corporation (formerly Burroughs Corporation) 1982-87. Director of SAGA SOFTWARE, Inc.; MLC Holdings Group, Inc.; and Whirlpool Corporation. Board member of the Lauder Institute and the University of Pennsylvania's School of Engineering and Applied Science and the Wharton School. Board of Trustees, Library of Congress. Treasurer, John F. Kennedy Center for the Performing Arts, Washington, D.C.

*A number of Company entities are referenced in the biographies and are defined as follows. (Some of these entities have had various names over the years. The names and relationships to the Company, unless otherwise indicated, are stated in this footnote as they existed as of the Annual Meeting record date.) Dow Corning Corporation and DuPont Dow Elastomers L.L.C. - companies ultimately 50 percent-owned by Dow. Dow AgroSciences LLC, Dow Benelux N.V., Dow Chemical Canada Inc., Dow Chemical Pacific Limited, Dow Environmental Inc., Dow Europe S.A., Dow Italia S.p.A., and Liana Limited - all ultimately wholly owned subsidiaries of Dow. Ownership by Dow described above may be either direct or indirect.


COMPENSATION OF DIRECTORS

Dow Directors who are also Dow employees are not paid any fees or compensation, as such, for serving on the Board or on any Board committee.

Each Dow Director who is not a Dow employee receives an annual retainer of $45,000 for Board service and reasonable travel expenses. In addition, such Directors receive an $8,000 annual retainer for each Board committee on which they serve as a member and an annual retainer of $8,000 for each committee chairmanship. This nonemployee Director compensation schedule became effective on July 1, 1998, replacing a program that was based primarily on fees for each Board and committee meeting attended. On that date, each nonemployee Director then serving received a one-time fee of $5,000 in order to avoid the financial penalty resulting from a fee schedule change in the middle of the calendar year. Under the new schedule, total annual compensation for individual Directors remains at levels similar to the former schedule.

Nonemployee Directors receive a one-time grant of 1,500 shares of the Company's common stock, and certificates representing those shares bear a legend with certain transfer restrictions specified by the Compensation Committee. No such grants were made in 1998.

Dow has established a voluntary deferred compensation plan for nonemployee Directors. Under that plan, a nonemployee Director may elect, prior to the commencement of any Board year (from election or from the Annual Meeting to the next Annual Meeting), to have all or a specified portion of his or her retainer and meeting fees credited to a deferred compensation account. At the election of the Director, this may be a cash account or an account in units based on the value of Dow common stock. Amounts credited to the Director's account will accrue interest either equivalent to 125 percent of the 120-month rolling average of the ten-year U.S. Treasury Note determined on September 30 of the preceding year, or amounts equivalent to dividends paid on Dow common stock.
Such deferred amounts will be paid in one to ten installments at the election of the Director, commencing on the July 15 following the Director's termination of Board membership, on the following July 15 or on July 15 of the calendar year following the Director's 70th birthday. If the Director remains on the Board beyond his or her 70th birthday, payments shall start on the July 15 following termination of Board membership.

The Company has established a stock option plan (the "Option Plan") for nonemployee Directors that provides for grants of ten-year nonqualified market-priced options for the purchase of Dow common stock. Such grants may be made once every five years, for the ten-year duration of the Option Plan. All options are subject to a three-year incremental vesting schedule. The size of the option grants is determined by a fixed formula based on the then current annual retainer and price of Dow common stock, and grants are contingent upon the Director owning increasingly larger amounts of Dow stock. For the first Option Plan grant in 1994, options for the purchase of 1,550 shares were granted to participating nonemployee Directors who owned at least 1,500 shares of Dow common stock at the time of the grant. To be eligible to receive a second grant in five years, these same nonemployee Directors must have held at least 2,000 shares of Dow common stock for a year prior to the grant. Nonemployee Directors who have not previously received an Option Plan grant would be eligible for such a grant in September 1999 if they own at least 1,500 shares of Dow common stock at the time of the grant.

As a substitute for a pension plan for nonemployee Directors discontinued at the end of 1997, the Company has established a nonemployee Directors' stock incentive plan. It provides annual grants of ten-year non-qualified market-priced stock options, that vest after completion of five years of Board service, but no options may be exercised earlier than one year from the date of grant. The number of options granted to each eligible nonemployee Director is determined according to a fixed formula that calculates 45 percent of the prior year's average annual retainer and fees for nonemployee Directors. This value is then divided by the product of the Black-Scholes valuation of a ten-year option and the market price of Dow stock on the date of grant. In 1998, each nonemployee Director received an option grant of 1,200 shares. The Compensation Committee administers this stock incentive plan.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors (the "Committee") is made up entirely of independent, non-employee Directors. The Committee is responsible for establishing base salaries, bonuses, long-term incentives, retirement benefits and other compensation for Company Directors and officers. In meeting this responsibility, the Committee's policy is to ensure that executive compensation is appropriately competitive for the attraction and retention of talented leaders, and is linked closely to individual performance, Company performance, and increases in Dow shareholder value.

After the end of each year, the Committee asks the Global Compensation and Benefits staff to present a proposed compensation plan, along with supporting competitive market data, for each executive officer. After discussion with the Chief Executive Officer (the "CEO") about the individual performance of each executive compared to pre-established goals, individual compensation plans are established. The Committee meets alone with the Vice President of Human Resources to review similar information on the Chief Executive Officer. The Committee monitors the performance of the CEO and other executive officers throughout the year, and has final responsibility for determining their compensation levels.

Dow's policy is to manage overall executive compensation at the median level relative to companies with which we compete for executive talent, with appropriate variation for high-performing individuals and company performance. The Committee compares executive compensation levels and performance with a selected cross-industry group of other multinational manufacturing companies of similar size. Note that this is a different group of companies than those referenced in the graphs on page 15. For 1998, as in prior years, compensation paid to the Company's executive officers qualified as fully deductible under applicable tax laws.

Executive employee compensation has three components: base salary, performance award (bonus), and long-term incentives, each explained more fully below.

BASE SALARIES
Base salaries for all Dow employees - including the Company's top executives - are based upon an evaluation of their responsibilities, an assessment of their performance, and market comparisons from regularly scheduled compensation surveys. Average salaries for each employee group are managed such that they fall within the median range of the survey results, in order to ensure Dow's ability to attract and retain a talented workforce. Changes in base salary for the executives named in the Proxy Statement compensation tables, as well as for all Dow employees, depend upon projected changes in the external market as well as the individual's contributions to Dow's corporate performance. In addition, the Committee reviews the performance of each executive officer against pre-established annual goals.

For 1998, the Committee reviewed the goals established by the Chief Executive Officer. Specifically, the Committee considered the following equally weighted factors: economic profit, earnings per share, return on stockholders' equity and implementation of Dow's long-term strategic plan. Thus, his 1998 base pay was increased both to reflect his performance in these areas and to maintain his base salary within the competitive range.

In general, the Committee has structured the Chief Executive Officer's pay so that, at target levels of total direct compensation, no more than 25 percent is delivered as base pay. The remainder - more than 75 percent - is variable or performance-dependent pay. For the past several years, that ratio has been closer to 20 percent base pay and 80 percent of compensation at risk in the form of performance-dependent pay.

PERFORMANCE AWARDS (BONUSES)
In 1994, Dow Stockholders approved a proposal to adopt the Executive Performance Plan (the "Plan"). This Plan changed the annual bonus program for the Company's executive officers, providing a stronger set of direct links between performance and variable compensation.

The Plan sets a minimum performance goal of $700 million of Net Income as defined in the Plan. In addition, the Committee has determined that no award will be paid to those named in the Proxy Statement tables if the minimum economic profit goal for the Dow employees' variable pay program is not achieved. Once these goals have been met, the Compensation Committee evaluates corporate and individual performance. The Compensation Committee was notified that the Net Income goal was achieved in 1998. In accordance with the Plan, the Committee used its discretion to determine the amount of each executive's performance award, based upon corporate financial performance as measured by economic profit results, individual performance towards goals, and the competitive environment.

LONG-TERM INCENTIVE COMPENSATION
In 1998, long-term incentive compensation for selected executives, including the officers of the Company, consisted of three types of stock-based incentive grants. Market Price Stock Options remained a part of the program, with a new three-year pro-rata vesting period to encourage retention of key executives and to provide a longer-term focus towards creation of shareholder value. The exercise price of these options was the fair market value on the grant date. As a result, executives receive future gains from these options only to the extent the price of Dow stock increases. Step Stock Options were a new component of the program. For Step Options granted in 1998, the price of Dow shares must rise to $150 per share no later than five years from the date of grant in order for the grant to vest. These awards are completely forfeited if the stock fails to achieve the $150 share price in the five-year period. The third component of the program, Performance Shares, was also new in 1998. Participating Executives will earn shares of deferred stock based upon the Company's financial performance over a three-year period (1998-2000). The financial measures incorporated into the Performance Shares plan emphasize superior returns on capital, value growth, and economic performance at all points along the chemical pricing cycle. Long-term incentive compensation awards were approved by the Compensation Committee after evaluating the contribution of each executive to the Company's long-term performance and the importance of his or her responsibilities within the organization.

To determine the CEO's long-term incentive compensation for 1998, the Committee evaluated progress on: (1) the optimization of Dow's business portfolio, including the management of acquisitions and divestitures; (2) the furthering of Dow's value-growth initiatives; (3) initiatives regarding the development of Dow employees, including the recruitment and retention of a talented global workforce; and (4) achievement of the Company's long-term productivity improvement plans. These factors are listed in order of current relative importance. In addition, the Committee considered the appropriate mix of short-term and long-term compensation and Dow's competitive position as compared to market data from the compensation comparison group.

The Committee determined that for 1998 the levels of long-term incentive compensation granted to the CEO reflected actual performance measured against these goals, with appropriate consideration of the desired emphasis on long-term incentive compensation and the competitive positioning of the overall compensation package.

The Committee has approved a similar three-part long-term incentive plan for key executives in 1999, building upon the foundation that began in 1998. We continue to believe that long-term incentives which link executive compensation directly to company economic performance and total shareholder return serve the best interests of all of Dow's stakeholders. Toward that same purpose, minimum stock ownership guidelines for key Dow executives were established in 1998. The CEO is required to own Dow stock equivalent in value to six times current annual base salary by March 31, 2002. The CEO currently owns shares that exceed the 2002 requirement. Other executives named in the Proxy Statement tables, as well as a group of global business and corporate leaders, are required to own shares equivalent in value to either three or four times current annual base salary by March 31, 2002.

COMPENSATION COMMITTEE
     Harold T. Shapiro, Chairman
     Willie D. Davis
     Barbara Hackman Franklin
     Allan D. Gilmour
     Paul G. Stern

PENSION PLANS

The Company provides the Dow Employees' Pension Plan (the "Plan") for employees on its U.S. payroll and for employees of some of its wholly owned U.S. subsidiaries. Because it is a defined benefit plan, the amount of a retiree's pension is calculated using pay and years of service as an employee, rather than by the market value of the Plan assets, as in a defined contribution plan.

Upon normal retirement at age 65, a participant receives an annual pension from the Plan subject to a statutory limitation.
The annual pension is the greater of (a) or (b) below:

(a) 1.6 percent of the employee's highest average credited compensation for any three consecutive years, multiplied by the employee's years of credited service up to 35 years, and by one-half of the years of credited service in excess of 35 years. The Plan contains a provision for an offset of the employee's primary Social Security benefit, calculated using the method specified in the Tax Reform Act of 1986.

(b) A benefit that is the sum of the employee's yearly basic and supplemental accruals. Basic accruals equal the employee's highest average credited compensation for any three consecutive years multiplied by a percentage ranging from 4 percent to 18 percent dependent upon the employee's age in the years earned. Supplemental accruals are for compensation in excess of a rolling 36-month average of the Social Security wage base. Supplemental accruals range from 1 percent to 4 percent, based on the age of the employee in the years earned.

The sum of the basic and supplemental accruals is divided by a conversion factor to calculate the immediate monthly benefit. If the employee terminates employment before age 65 and defers payment of the benefit, the account balance calculated under this formula (b) will be credited with interest at 8 percent per year.

Credited compensation for executive officers who are Directors is comprised of base salary plus 75 percent of base salary.

The following table illustrates the annual pension benefits, including those from the Executives' Supplemental Retirement Plan or the Key Employees' Insurance Plan payable to executive officers, calculated before the application of an offset of the employee's primary Social Security benefit. The benefits shown are calculated according to (b) above, and are single-life annuities for participants who retire at age 65. While a single life annuity provides a higher retiree benefit, pensions with survivorship provisions are elected by most participants.


ANNUAL PENSION BENEFITS


AVERAGE                             YEARS OF CREDITED SERVICE
PAY FOR
PENSION
PURPOSES   15 YRS.  20 YRS   25 YRS    30 YRS.     35 YRS.   40 YRS.     45 YRS.
600,000    205,000  259,000  300,000    329,000    344,000    347,000    347,000
700,000    239,000  303,000  351,000    385,000    403,000    406,000    406,000
800,000    274,000  347,000  402,000    441,000    462,000    466,000    466,000
900,000    309,000  391,000  453,000    497,000    520,000    525,000    525,000
1,000,000  344,000  435,000  504,000    553,000    579,000    584,000    584,000
1,100,000  378,000  479,000  555,000    609,000    638,000    643,000    643,000
1,200,000  413,000  523,000  607,000    665,000    696,000    703,000    703,000
1,300,000  448,000  567,000  658,000    721,000    755,000    762,000    762,000
1,400,000  483,000  611,000  709,000    776,000    814,000    821,000    821,000
1,500,000  518,000  655,000  760,000    832,000    873,000    880,000    880,000
1,600,000  552,000  699,000  811,000    888,000    931,000    940,000    940,000
1,700,000  587,000  743,000  862,000    944,000    990,000    999,000    999,000
1,800,000  622,000  787,000  913,000  1,000,000  1,049,000  1,058,000  1,058,000



For the persons named in the Summary Compensation Table, the years of credited service and 1998 compensation covered by the pension plans as of December 31, 1998, are: Messrs. Stavropoulos
- 31.6 years, $1,598,341; Allemang - 33.6, $670,899; Carbone -
36.5, $954,954; Reinhard - 28.2, $918,784.

Mr. Parker participates in the Swiss Pension Plans, which have different terms than the U.S. retirement plan. His pensionable salary as of December 31, 1998, was 1,597,050 Swiss francs (approximately $1,159,383). His total service is 30.3 years.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN OTHER PERSONS

The following table sets forth information regarding beneficial ownership, as defined in Rule 13d-3 of the Securities Exchange Act of 1934, of Dow common stock and Dow Series A ESOP Convertible Preferred ("Dow Preferred") stock. The table reports ownership as of January 29, 1999, except as otherwise noted. As of that date, when combining stock beneficially owned with rights to acquire stock, including all options that have vested or will vest by April 1, 1999, Directors and executive officers and their immediate families as a group beneficially owned 1.29 percent of all Dow common stock outstanding and entitled to vote, and approximately 0.1 percent of Dow Series A ESOP Convertible Preferred stock.




                                                            RIGHTS      PERCENTAGE OF
                                                        TO ACQUIRE      COMMON SHARES
                    SHARES OF DOW   SHARES OF DOW       BENEFICIAL       BENEFICIALLY
                     COMMON STOCK  PREFERRED STOCK    OWNERSHIP OF         OWNED PLUS
                     BENEFICIALLY     BENEFICIALLY  SHARES OF DOW   RIGHTS TO ACQUIRE
NAME                       OWNED*           OWNED*  COMMON STOCK**        OWNERSHIP**

DIRECTORS
A. A. Allemang            17,875.4           167.3       105,000.0                ***
J. K. Barton               2,000.0                         2,750.0                ***
D. T. Buzzelli            24,730.7           205.6       153,000.0                ***
A. J. Carbone          27,829.0(a)           192.2       155,325.0                ***
J. C. Danforth             1,500.0                                                ***
W. D. Davis                2,050.0                         2,500.0                ***
J. L. Downey           36,628.5(a)           205.6        50,000.0                ***
E. C. Falla            98,295.4(a)           205.6       165,000.0              0.12%
B. H. Franklin             2,577.6                         2,750.0                ***
A. D. Gilmour              2,500.0                                                ***
M. D. Parker           35,294.3(a)                       144,306.0                ***
F. P. Popoff          205,457.8(a)           205.6       590,000.0              0.36%
J. P. Reinhard         31,505.1(a)            59.4       117,306.0                ***
H. T. Shapiro              2,484.3                         2,750.0                ***
W. S. Stavropoulos     68,805.7(a)           205.6       517,781.0              0.27%
P. G. Stern                3,500.0                         2,750.0                ***

21 DIRECTORS AND
EXECUTIVE OFFICERS
AS A GROUP            589,933.4(a)         1,773.9     2,247,487.0              1.29%

CERTAIN OTHER
OWNERS(b)
Sanford C.         17,581,004.0(c)                                              7.98%
Bernstein & Co.,
Inc.
1 North Lexington
Avenue
White Plains,
New York



* In addition to shares held in sole name, these columns include all shares held by the spouse and other members of the person's immediate family who share that household with the named person. These columns also include all shares held in trust for the benefit of the named party or group in The Dow Chemical Company Salaried Employees' Savings Plan. The named person may disclaim beneficial ownership of some or all of the shares listed.

** This column includes any shares that the party or group could acquire through April 1, 1999, by (a) exercise of an option granted by Dow, (b) distribution of shares under a Deferred Stock Agreement or (c) payment of any balance due under a subscription in The Dow Chemical Company 1998-99 Employees' Stock Purchase Plan. The shares indicated in this column have not been issued and cannot be voted.

***  Less than 0.1 percent.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN OTHER PERSONS
(CONTINUED)

(a) Directors Carbone, Downey, Falla, Parker, Popoff, Reinhard and Stavropoulos are all members of the Board's Finance Committee, which shares investment and voting authority for stock held in the Dow Employees' Pension Plan Trust ("DEPP"). As of January 29, 1999, the DEPP beneficially owned 1,846,419 shares of Dow common stock. The named individuals, and all other Directors and officers, disclaim beneficial ownership of Dow common stock owned by the DEPP.

(b) Certain information regarding the only beneficial owners of more than five percent of the Company's voting securities known to the Company.

(c) As reported in a Schedule 13G dated February 3, 1999, filed by Sanford C. Bernstein & Co., Inc., in its role as an investment advisor and broker/dealer for various clients.

STOCKHOLDER RETURN

The charts below illustrate cumulative total return to Dow stockholders for certain periods of time. They depict a hypothetical $100 investment in Dow common stock on December 31 of the first year of the charts, and show the increased value of that investment over time until December 31 of the final year, with all dividends reinvested in stock. Hypothetical investments of $100 in the Standard & Poor's 500 Stock Index and the Standard & Poor's Chemicals - 500 Index are shown in comparison.

FIVE-YEAR CUMULATIVE TOTAL RETURN

             DOW CHEMICAL         S&P 500     S&P CHEMICALS
1993             $100.00         $100.00           $100.00
1994             $123.16         $101.32           $115.77
1995             $133.88         $139.37           $151.22
1996             $155.03         $171.35           $199.73
1997             $208.43         $228.50           $245.48
1998             $193.88         $293.79           $223.58

TEN-YEAR CUMULATIVE TOTAL RETURN

            DOW CHEMICAL         S&P 500     S&P CHEMICALS
1988             $100.00         $100.00           $100.00
1989             $126.62         $131.62           $129.17
1990              $88.70         $127.54           $109.68
1991             $105.49         $166.32           $143.03
1992             $117.52         $178.98           $156.70
1993             $122.03         $196.99           $175.25
1994             $150.29         $199.59           $202.89
1995             $163.38         $274.53           $265.01
1996             $189.19         $337.54           $350.02
1997             $254.34         $450.11           $430.19
1998             $236.59         $578.73           $391.82

The form of the charts above is in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. These charts do not reflect the Company's forecast of future financial performance.


SUMMARY COMPENSATION TABLE

                                                               LONG-TERM COMPENSATION
                 ANNUAL COMPENSATION                          AWARDS              PAYOUTS

                                                                                     LONG-
                                                OTHER   DEFERRED/     SECURITIES      TERM       ALL
                                               ANNUAL  RESTRICTED     UNDERLYING    INCEN-     OTHER
NAME                                          COMPEN-       STOCK       OPTIONS/      TIVE    COMPEN
AND PRINCIPAL              SALARY     BONUS    SATION      AWARDS           SARS   PAYOUTS   -SATION
POSITIONS           YEAR      ($)       ($)       ($)      ($)(A)     (# SHARES)    ($)(B)       ($)


W. S. Stavropoulos 1998   908,338    675,000        0     0  100,000 Shares(d)   62,379   87,657(e)
President and      1997   835,008  1,000,000        0     0  125,000 Shares     333,077     25,046
Chief Executive    1996   746,674    760,000        0     0  110,000 Shares     421,275     9,678
Officer

A. A. Allemang     1998   381,684    280,000        0     0    30,000 Shares(d)   4,280   37,111(e)
Vice President,    1997   373,254    450,000   55,211(c)  0    35,000 Shares      3,985     11,740
Operations         1996   321,426    400,000  110,143(c)  0    25,000 Shares     26,659     13,294

A. J. Carbone      1998   539,784    400,000        0     0    46,000 Shares(d)  18,103   55,893(e)
Executive Vice     1997   507,338    600,000        0     0    50,000 Shares     16,854     24,040
President, Global  1996   455,174    500,000        0     0    35,000 Shares    100,590     13,946
Plastics and
Hydrocarbons
& Energy

M. D. Parker       1998   522,334    385,000  114,580(c)  0    46,000 Shares(d)  12,006    6,689(e)
Executive Vice     1997   483,670    600,000  142,077(c)  0    50,000 Shares     11,178     35,807
President, Global  1996   440,834    500,000   67,400(c)  0    35,000 Shares     83,850     98,024
Chemicals
President, Dow
North America

J. P. Reinhard     1998   522,334    385,000        0     0    46,000 Shares(d)  17,226   47,752(e)
Executive Vice     1997   483,338    600,000        0     0    50,000 Shares     16,038     29,466
President and      1996   437,508    500,000        0     0    35,000 Shares     83,756     27,268
Chief Financial
Officer




(a) There were no grants of restricted or deferred stock outstanding on 12/31/98 for the named executives.

(b) This column represents cash payouts from Dividend Unit awards granted in prior years.

(c) Compensation to employees while on foreign service for taxes in excess of those that would be incurred in their base country.

(d) Half the shares granted are 120-month market-priced stock options. Remaining shares granted are 66-month performance options that are exercisable only if the daily average market price of Dow stock equals or exceeds $150 per share by 2/27/03.

(e) All other compensation details for 1998 appear in the separate chart below:


DETAILS OF ALL OTHER COMPENSATION FROM 1998 SUMMARY COMPENSATION TABLE


                                                                      PERSONAL
                                                  LIFE         KEY      EXCESS             TOTAL
                     DEFERRED   ELECTIVE     INSURANCE    EMPLOYEE   LIABILITY             OTHER
                         CASH   DEFERRAL      ECONOMIC   INSURANCE      INSUR-           COMPEN-
                     INTEREST   INTEREST       BENEFIT   PREMIUMS         ANCE   401(K)   SATION
NAME                      ($)        ($)           ($)         ($)         ($)      ($)       ($)


W. S. Stavropoulos         0      18,642        55,009      6,635          971   6,400    87,657
A. A. Allemang             0       6,535        20,914      2,291          971   6,400    37,111
A. J. Carbone              0      14,187        30,056      4,279          971   6,400    55,893
M. D. Parker           2,927           0         2,791          0          971       0     6,689
J. P. Reinhard             0         198        36,250      3,933          971   6,400    47,752


OPTION GRANTS IN 1998

                                           INDIVIDUAL GRANTS

                                PERCENT
                               OF TOTAL
                                OPTIONS
                   NUMBER OF    GRANTED
                  SECURITIES         TO                       POTENTIAL REALIZABLE VALUE AT ASSUMED
                  UNDERLYING  EMPLOYEES  EXERCISE            ANNUAL RATES OF STOCK PRICE APPRECIATION
                     OPTIONS         IN   OR BASE     EXPIR-          FOR 10-YEAR OPTION TERM (A)
                     GRANTED     FISCAL     PRICE     ATION
NAME                     (#)       YEAR ($/SHARE)      DATE  0%($)        5%($)              10%($)

All Shareholders         N/A        N/A       N/A       N/A  0(b)  13,016,905,795(b)  32,852,190,815(b)

All Optionees       2,333,900            $91.5625  02/27/08  0(c)     134,629,563(c)  339,779,373(c)

All Optionees' Gain
as % of All               N/A       N/A       N/A       N/A  N/A               1.0%            1.0%

Shareholders' Gain

W. S. Stavropoulos  50,000(d)      2.1%  $91.5625  02/27/08     0          2,884,219       7,279,219
                    50,000(e)      2.1%  $91.5625  08/27/03     0          2,884,219       7,279,219

A. A. Allemang      15,000(d)      0.6%  $91.5625  02/27/08     0            865,266       2,183,766
                    15,000(e)      0.6%  $91.5625  08/27/03     0            865,266       2,183,766

A. J. Carbone       23,000(d)      1.0%  $91.5625  02/27/08     0          1,326,741       3,348,441
                    23,000(e)      1.0%  $91.5625  08/27/03     0          1,326,741       3,348,441

M. D. Parker        23,000(d)      1.0%  $91.5625  02/27/08     0          1,326,741       3,348,441
                    23,000(e)      1.0%  $91.5625  08/27/03     0          1,326,741       3,348,441

J. P. Reinhard      23,000(d)      1.0%  $91.5625  02/27/08     0          1,326,741       3,348,441
                    23,000(e)      1.0%  $91.5625  08/27/03     0          1,326,741       3,348,441


(a) The dollar amounts under these columns are the result of calculations at 0% and at the 5% and 10% rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's stock price.

(b) Gain for all shareholders was determined from the $91.5625 exercise price applicable to options granted in 1998 to the named executives based on the 225,657,395 shares outstanding on the 2/27/98 grant date.

(c) No gain to the optionees is possible without stock price appreciation, which will benefit all shareholders commensurately.
A 0% gain in stock price will result in zero dollars for the optionee.

(d) This was a single grant made on 2/27/98. Options vest in three equal annual installments, beginning 2/27/99.

(e) This was a single grant made on 2/27/98. The options vest if at all upon achieving the performance criteria of daily average market price of Dow stock of $150 per share by 2/27/03.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND DECEMBER 31, 1998, OPTION VALUES


                      NUMBER
                OF SECURITIES                  NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                   UNDERLYING                  UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS
                 OPTIONS/SARS      VALUE      OPTIONS AT 12/31/97 (#)          12/31/97 ($)
                    EXERCISED  REALIZED
NAME                      (#)        ($)  EXERCISABLE   UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE

W. S. Stavropoulos          0          0      500,000         100,000   10,694,063       0
A. A. Allemang         14,000    584,938      100,000          30,000    1,792,813       0
A. J. Carbone               0          0      147,000          46,000    2,753,813       0
M. D. Parker           52,000  1,854,125      136,000          46,000    2,392,750       0
J. P. Reinhard         50,000  1,834,375      109,000          46,000    1,692,063       0


12/31/98 Fair Market Value = $91.3125


LONG-TERM INCENTIVE PLAN AWARDS IN 1998


                        NUMBERS      PERFORMANCE        	ESTIMATED FUTURE PAYOUTS UNDER
                             OF         OR OTHER         	NON-STOCK-PRICE-BASED PLANS
                         SHARES     PERIOD UNTIL
                          UNITS       MATURATION     THRES-
                       OR OTHER        OR PAYOUT     HOLD #         TARGET     MAXIMUM
NAME                     RIGHTS              (A)     SHARES       # SHARES    # SHARES

W. S. Stavropoulos       25,000        1998-2000       0            25,000      56,250
A. A. Allemang            8,000        1998-2000       0             8,000      18,000
A. J Carbone             12,500        1998-2000       0            12,500      28,125
M. D. Parker             12,500        1998-2000       0            12,500      28,125
J. P. Reinhard           12,500        1998-2000       0            12,500      28,125


(a) Performance shares are earned by meeting or exceeding the Company's stated strategic financial performance objectives over a 3-year period from 1/1/98 to 12/31/00. Performance criteria relate to return on capital, sales volume growth, and economic profit performance at all points along the chemical pricing cycle. No shares will be earned if minimum strategic financial performance objectives are not achieved. Shares earned will be delivered in two equal installments on 2/27/02 and 2/27/03. Market rate dividend equivalents accrue on earned shares from date of grant and become payable upon stock issuance.

AGENDA ITEM 2

RATIFICATION OF THE APPOINTMENT
OF THE INDEPENDENT AUDITORS

RESOLVED, THAT THE APPOINTMENT BY THE BOARD OF DIRECTORS OF
DELOITTE & TOUCHE LLP TO AUDIT THE 1999 CONSOLIDATED FINANCIAL
STATEMENTS OF THE DOW CHEMICAL COMPANY AND ITS SUBSIDIARIES IS
HEREBY RATIFIED.

The Bylaws provide that the Board's selection of auditors must be presented for stockholder ratification or rejection at the Annual Meeting. The Audit Committee has recommended and the Board has, subject to your ratification, appointed Deloitte & Touche LLP (the "Firm") to audit and report on the consolidated financial statements of Dow and its subsidiaries for 1999. Deloitte & Touche LLP has audited Dow's financial statements for more than eighty-five years and served as its independent auditors for 1998. The Firm has offices or affiliates at or near most of the locations where Dow operates in the United States and other countries. Deloitte & Touche LLP regularly rotates its lead audit partner assigned to Dow.

Before making its recommendation for appointment, the Audit Committee carefully considers the qualifications of candidates for independent auditors. For Deloitte & Touche LLP, this has included a review of its performance in prior years, as well as its reputation for integrity and for competence in the fields of accounting and auditing. The Audit Committee has expressed its satisfaction with Deloitte & Touche LLP. In February 1999, Deloitte & Touche LLP advised the Committee that it believes all litigation against the Firm can fairly be characterized as incidental to the practice of the accounting profession and that resolution of its cases will not affect its ability to serve as independent auditors for the Company. The Audit Committee has concluded that the ability of Deloitte & Touche LLP to perform services for the Company is not adversely affected by such litigation.

Representatives of Deloitte & Touche LLP will attend the Annual
Meeting and may make a statement if they wish. They will be available to answer stockholder questions at the Meeting.

Audit services performed by Deloitte & Touche LLP for the year ended December 31, 1998, included the audit of the consolidated financial statements of the Company and its subsidiaries, the separate audits of the financial statements of certain subsidiary companies and employee benefit plans where required by government regulations or agreement, as well as services related to filings with the Securities and Exchange Commission and consultation on matters related to accounting and financial reporting.

Approval of this proposal to ratify the appointment of Deloitte & Touche LLP requires a majority of votes actually cast on the matter. For purposes of determining the number of votes cast on the matter, only those cast "for" or "against" are included. Abstentions and broker non-votes are not included. If the resolution does not pass, the selection of independent auditors will be reconsidered by the Audit Committee and the Board. Because it is difficult and not cost effective to make any change in independent auditors so far into the year, the appointment of Deloitte & Touche LLP would probably be continued for 1999, unless the Audit Committee or the Board finds additional good reasons for making an immediate change.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE FOR THE PROPOSAL TO RATIFY ITS SELECTION OF DELOITTE &
TOUCHE LLP AS DOW'S INDEPENDENT AUDITORS FOR 1999.

GENERAL INFORMATION

DIVIDEND REINVESTMENT PROGRAM SHARES AND DOW EMPLOYEES' SAVINGS
PLAN SHARES
If you are enrolled in the Dividend Reinvestment Program ("DRP"), the enclosed proxy form indicates the shares of common stock owned on the record date by you directly, plus all shares of common stock held for you in the DRP. BankBoston, N.A., as the DRP agent, will vote all shares of stock held in your DRP account only if you return your proxy form. If no specific instruction is given on an executed proxy returned by you, BankBoston, N.A. will vote as recommended by the Board of Directors.

Separate "Confidential Voting Instruction" forms are being sent to current and former Dow employees participating in either the Dow Hourly or Salaried Employees' Savings Plans, covering all shares of common and preferred stock held for each participant in the Savings Plan on the record date. Your executed proxy will provide voting instructions to Bankers Trust Company, the Savings Plans' Trustee. If not all the Savings Plans' voting instructions are returned, the Trustee will vote all the shares of common stock for each Savings Plan in the same proportion as the shares for which valid instructions are received.

FUTURE STOCKHOLDER PROPOSALS
If you wish to submit a proposal to be considered for inclusion in the proxy material for next year's Annual Meeting, please send it to the Office of the Corporate Secretary, The Dow Chemical Company, 2030 Dow Center, Midland, MI 48674. Under the rules of the Securities and Exchange Commission, proposals must be received no later than November 24, 1999, to be eligible for inclusion in the 2000 Annual Meeting Proxy Statement.

NOMINATIONS FOR DIRECTOR
The Committee on Directors will continue its long-standing practice of accepting stockholders' suggestions of candidates to consider as potential Board members, as part of the Committee's periodic review of the size and composition of the Board and its committees. Such recommendations may be sent to the Committee on Directors through the Office of the Corporate Secretary at The Dow Chemical Company, 2030 Dow Center, Midland, MI 48674.

Under the Company's Bylaws, stockholders wishing to formally nominate a person for election as a Director at the next Annual Meeting must notify the Secretary of the Company at the address above in writing between November 24, 1999, and January 24, 2000. Such notices must comply with the provisions set forth in the Bylaws. A copy of the relevant provisions of the Bylaws will be sent without charge to any stockholder who requests it in writing. Such requests should be addressed to the Office of the Corporate Secretary, at the address noted above.

NOTIFICATION OF FUTURE ANNUAL MEETING BUSINESS
Under the Company's Bylaws, if you wish to raise items of proper business at an Annual Meeting you must give advance written notification to the Office of the Corporate Secretary at the address above. For the 2000 Annual Meeting, written notice must be given between November 24, 1999, and January 24, 2000. Such notices must comply with the Bylaws provisions and include your name and address, representation that you are a holder of common stock entitled to vote at such Meeting and intend to appear in person or by proxy at the Meeting, disclosure of any material interest in such business, description of the business proposed, and the reasons for conducting such business. A copy of the relevant provisions of the Bylaws will be sent without charge to any stockholder who requests it in writing. Such requests should be addressed to the Office of the Corporate Secretary at the address noted.

REPORTS TO STOCKHOLDERS
The Dow Annual Report, including financial statements, is distributed to all stockholders by mail or electronically, unless instructions have been given to eliminate duplicate distributions of the Annual Report to a single household. If you cast your stockholder vote on the Internet (instructions are on your voting form), you may also request that future stockholder information be sent electronically to your Internet address. A copy of Dow's annual report on Form 10-K filed with the Securities and Exchange Commission will be sent without charge to any stockholder who requests it in writing, addressed to Dow's stock transfer agent:
EquiServe, P.O. Box 8038, Boston, MA 02266-8038. The Proxy Statement, Annual Report and 10-K may also be accessed on Dow's website: http://www.dow.com

OTHER MATTERS
The Board does not intend to present any business at the Meeting not described in this Proxy Statement. The enclosed proxy voting form confers upon the persons designated to vote the shares represented thereby discretionary authority to vote such shares in accordance with their best judgment with respect to all matters that may come before the Meeting in addition to the scheduled items of business, including any stockholder proposal omitted from the Proxy Statement and form of proxy pursuant to the proxy rules of the Securities and Exchange Commission, and matters incident to the conduct of the Meeting. At the time this Proxy Statement went to press, the Board of Directors was not aware of any other matter that may properly be presented for action at the Meeting, but the enclosed proxy confers the same discretionary authority with respect to any such other matter.


/s/  John Scriven
Vice President                                 Midland, Michigan
General Counsel and Secretary                  March 24, 1999

APPENDIX

List of Photos of Directors and Omitted Graphics

Photo 1  Photograph of Jacqueline K. Barton

Photo 2  Photograph of David T. Buzzelli

Photo 3  Photograph of Anthony J. Carbone

Photo 4  Photograph of Barbara Hackman Franklin

Photo 5  Photograph of Harold T. Shapiro

Photo 6  Photograph of Arnold A. Allemang

Photo 7  Photograph of John C. Danforth

Photo 8  Photograph of Willie D. Davis

Photo 9  Photograph of Joseph L. Downey

Photo 10  Photograph of Enrique C. Falla

Photo 11  Photograph of Allan D. Gilmour

Photo 12  Photograph of Michael D. Parker

Photo 13  Photograph of Frank P. Popoff

Photo 14  Photograph of J. Pedro Reinhard

Photo 15  Photograph of William S. Stavropoulos

Photo 16  Photograph of Paul G. Stern

PERFORMANCE GRAPHS - Values provided for EDGAR only but shareholders given line graph.

A.  Five-Year Cumulative Total Return

B.  Ten-Year Cumulative Total Return

--------------------------REGISTERED-----------------------------
-----------------------------------------------------------------

THE DOW CHEMICAL COMPANY

1999 Annual Meeting of Stockholders

MIDLAND CENTER FOR THE ARTS
1801 WEST ST. ANDREWS, MIDLAND, MICHIGAN, USA
MAY 13, 1999 - 2:00 P.M.

ADMITTANCE TICKET

THIS TICKET ENTITLES THE STOCKHOLDER(S) LISTED ON THE REVERSE
SIDE TO ATTEND THE DOW 1999 ANNUAL MEETING OF STOCKHOLDERS.  THIS
TICKET IS NOT TRANSFERABLE. PLEASE KEEP THIS TICKET, BRING IT
WITH YOU TO THE ANNUAL MEETING AND PRESENT IT AT THE DOOR.

Doors will open at 12:30 p.m.

Cameras and recording devices are not permitted at the Meeting.

Hearing amplification devices will be available.

Fold & Tear Hear                              Fold & Tear Here
-----------------------------perforation-------------------------

1999 ANNUAL MEETING OF STOCKHOLDERS     The Dow Chemical Company

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints A. A. Allemang, A. D. Gilmour and
J. P. Reinhard, jointly and severally, proxies, with full power of substitution, to vote all the shares of common stock of THE DOW CHEMICAL COMPANY that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Midland Center for the Arts, Midland, Michigan, on Thursday, May 13, 1999, at 2 p.m., and at any adjournment thereof, on the following matters and upon such other business as may properly come before the meeting.

SUCH PROXIES ARE DIRECTED TO VOTE AS SPECIFIED ON THE REVERSE SIDE, OR IF NO SPECIFICATION IS MADE, FOR THE ELECTION OF FIVE DIRECTORS AS LISTED BELOW, FOR AGENDA ITEM 2, AND TO VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE ON THE REVERSE SIDE - NO VOTING BOXES NEED TO BE CHECKED.

Agenda Item 1: The election of five Directors:  (01) Jacqueline
K. Barton, (02) David T. Buzzelli, (03) Anthony J.
Carbone, (04) Barbara Hackman Franklin and (05)
Harold T. Shapiro.

Agenda Item 2: Ratification of the appointment of Deloitte and Touche LLP as Dow's independent auditors for 1999.

You may specify your choices by marking the appropriate boxes on the reverse side, but YOU NEED NOT MARK ANY VOTING BOXES IF YOU
WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS'
RECOMMENDATIONS. The Proxy Committee cannot vote your shares unless you sign, date and return this card, or vote electronically as explained on the reverse side.

SEE REVERSE SIDE

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,
PLEASE READ THE INSTRUCTIONS BELOW

The Dow Chemical Company encourages you to take advantage of new and convenient ways to vote your shares for matters to be covered at the 1999 ANNUAL MEETING OF STOCKHOLDERS. Please take the opportunity to use any one of the three voting methods outlined below to cast your ballot:


VOTE BY PHONE - 800-690-6903 (in the
US and Canada).
Use a touch-tone telephone to vote
your proxy 24 hours a day, 7 days a
week.  Have your proxy card in hand
when you call.  You will be prompted
to enter your individual 12-digit
Control Number that appears in the box
below.  Then follow the simple
instructions you will hear.


VOTE BY INTERNET -
WWW.PROXYVOTE.COM/DOW
Use the Internet to vote your proxy 24
hours a day, 7 days a week.  Have your
proxy card in hand when you access the
web site.  You will be prompted to
enter your individual 12-digit Control
Number that appears in the box below.
Then follow the simple instruction on
the screen.


VOTE BY MAIL
Mark, sign and date your proxy card
and return it in the enclosed postage-
paid envelope or return to:  The Dow
Chemical Company, Proxy Services, P.O.
Box 9116, Farmingdale, NY  11735-9547.

Your electronic proxy
authorizes the named
proxies to vote your
shares just as if you had
marked, signed, dated and
mailed the proxy card.
If you vote by phone or
through the Internet,
please do NOT also mail
your proxy.


YOUR CONTROL NUMBER:

THANK YOU FOR VOTING - ADMITTANCE TICKET ON THE REVERSE SIDE.

SEE DIRECTIONS FOR COMPLETION ON THE REVERSE SIDE.
Fold & Tear Hear                              Fold & Tear Here
-----------------------------perforation-------------------------

The Dow Chemical Company


X    PLEASE MARK VOTES AS IN THIS EXAMPLE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE CANDIDATES LISTED AND FOR AGENDA ITEM 2. THE PROXIES ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
AGENDA ITEMS 1 AND 2.

AGENDA ITEM 1:  Election of five Directors:
(01) Jacqueline K. Barton, (02) David T. Buzzelli, (03) Anthony
J. Carbone, (04) Barbara Hackman Franklin and (05) Harold T.
Shapiro.

FOR ALL  ___   WITHHOLD ALL  ____     FOR ALL EXCEPT: ____

To withhold authority to vote for a candidate(s), mark "For All
Except" and write the nominee's number(s) or name(s) on the line below.
_________________________________________


AGENDA ITEM 2: Ratification of the appointment of Dow's independent auditors for 1999.

FOR  _______          AGAINST  _______          ABSTAIN  _______


I/We plan to attend the Annual Meeting.    __________

Discontinue duplicate Annual Report.       __________

I have made comments on this card or an attachment
or have marked an address change.          __________

The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at said meeting and at any adjournment thereof.

PLEASE SIGN THIS PROXY AS THE NAME(S) APPEAR ABOVE.  WHEN SIGNING
AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN,
PLEASE GIVE FULL NAME AS SUCH.

Signature (PLEASE SIGN WITHIN BOX) _______  Date _________

Signature (Joint Owners)           _______  Date _________

--------------------------HESP-----------------------------------
-----------------------------------------------------------------

THE DOW CHEMICAL COMPANY

1999 Annual Meeting of Stockholders

MIDLAND CENTER FOR THE ARTS
1801 WEST ST. ANDREWS, MIDLAND, MICHIGAN, USA
MAY 13, 1999 - 2:00 P.M.

ADMITTANCE TICKET

THIS TICKET ENTITLES THE STOCKHOLDER LISTED ON THE REVERSE SIDE TO ATTEND THE DOW 1999 ANNUAL MEETING OF STOCKHOLDERS. THIS TICKET IS NOT TRANSFERABLE. PLEASE KEEP THIS TICKET, BRING IT WITH YOU TO THE ANNUAL MEETING AND PRESENT IT AT THE DOOR.

Doors will open at 12:30 p.m.

Cameras and recording devices are not permitted at the Meeting.

Hearing amplification devices will be available.

Fold & Hear                                    Fold & Tear Here
-----------------------------perforation-------------------------

1999 ANNUAL MEETING OF STOCKHOLDERS     The Dow Chemical Company

CONFIDENTIAL VOTING INSTRUCTIONS
TO: BANKERS TRUST COMPANY ("THE PLAN TRUSTEE")
THE DOW HOURLY EMPLOYEES' SAVINGS PLAN

The undersigned hereby directs the Plan Trustee to vote all shares of common stock of THE DOW CHEMICAL COMPANY ("Dow") credited to the undersigned's account in the Hourly Employees' Savings Plan (the "Plan") as of the record date for the Annual Meeting of Stockholders of The Dow Chemical Company to be held at the Midland Center for the Arts, Midland, Michigan, on May 13, 1999, at 2 p.m., and at any adjournment thereof, on the following matters and upon such other business as may properly come before the meeting. Dow has instructed the Plan Trustee and its agents not to disclose to the Dow Board or management how individuals in this Plan have voted.

THE PLAN TRUSTEE IS DIRECTED TO VOTE AS SPECIFIED ON THE REVERSE SIDE, OR IF NO SPECIFICATION IS MADE, FOR THE ELECTION OF FIVE DIRECTORS, FOR AGENDA ITEM 2, AND TO VOTE IN ACCORDANCE WITH ITS DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO VOTE IN ACCORDANCE WITH THE DOW BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE ON THE REVERSE SIDE - NO VOTING BOXES NEED TO BE CHECKED. IN ACCORDANCE WITH THE TERMS OF THE PLAN, THE PLAN TRUSTEE SHALL VOTE ALL COMMON SHARES IN THE ACCOUNTS OF PLAN MEMBERS WHO FAIL TO VOTE IN THE SAME PROPORTION AS THE SHARES IN THE ACCOUNTS OF MEMBERS WHO HAVE PROVIDED DIRECTION.

Agenda Item 1: The election of five Directors:  (01) Jacqueline
K. Barton, (02) David T. Buzzelli, (03) Anthony J.
Carbone, (04) Barbara Hackman Franklin and (05)
Harold T. Shapiro.

Agenda Item 2: Ratification of the appointment of Deloitte and Touche LLP as Dow's independent auditors for 1999.

SEE REVERSE SIDE

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,
PLEASE READ THE INSTRUCTIONS BELOW

The Dow Chemical Company encourages you to take advantage of new and convenient ways to vote your shares for matters to be covered at the 1999 ANNUAL MEETING OF STOCKHOLDERS. Please take the opportunity to use any one of the three voting methods outlined below to cast your ballot:


VOTE BY PHONE - 800-690-6903 (in
the US and Canada).
Use a touch-tone telephone to vote
your proxy 24 hours a day, 7 days a
week.  Have your proxy card in hand
when you call.  You will be
prompted to enter your individual
12-digit Control Number that
appears in the box below.  Then
follow the simple instructions you
will hear.


VOTE BY INTERNET -
WWW.PROXYVOTE.COM/DOW
Use the Internet to vote your proxy
24 hours a day, 7 days a week.
Have your proxy card in hand when
you access the web site.  You will
be prompted to enter your
individual 12-digit Control Number
that appears in the box below.
Then follow the simple instruction
on the screen.


VOTE BY MAIL
Mark, sign and date your proxy card
and return it in the enclosed
postage-paid envelope or return to:
The Dow Chemical Company, Proxy
Services, P.O. Box 9116,
Farmingdale, NY  11735-9547.

Your electronic proxy
authorizes the named proxies
to vote your shares just as
if you had marked, signed,
dated and mailed the proxy
card.  If you vote by phone
or through the Internet,
please do NOT also mail your
proxy.


The Dow Annual Report and
Proxy Statement are either
enclosed or have been
delivered to you
electronically by email.
You may access both
documents at:
http://www.dow.com/99meeting


YOUR CONTROL NUMBER:

THANK YOU FOR VOTING - ADMITTANCE TICKET ON THE REVERSE SIDE.

SEE DIRECTIONS FOR COMPLETION ON THE REVERSE SIDE.
Fold & Tear Hear                              Fold & Tear Here

-----------------------------perforation-------------------------


The Dow Chemical Company


X    PLEASE MARK VOTES AS IN THIS EXAMPLE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE CANDIDATES LISTED AND FOR AGENDA ITEM 2. THE PLAN TRUSTEE IS AUTHORIZED TO VOTE IN ACCORDANCE WITH ITS DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
AGENDA ITEMS 1 AND 2.

AGENDA ITEM 1:  Election of five Directors:
(01) Jacqueline K. Barton, (02) David T. Buzzelli, (03) Anthony
J. Carbone, (04) Barbara Hackman Franklin and (05) Harold T.
Shapiro.

FOR ALL  ___   WITHHOLD ALL  ____     FOR ALL EXCEPT: ____

To withhold authority to vote for a candidate(s), mark "For All
Except" and write the nominee's number(s) or name(s) on the line below.
_________________________________________


AGENDA ITEM 2: Ratification of the appointment of Dow's independent auditors for 1999.

FOR  _______          AGAINST  _______          ABSTAIN  _______


I plan to attend the Annual Meeting.       __________

I have made comments on this card or an attachment
or have marked an address change.          __________

The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at said meeting and at any adjournment thereof.

PLEASE SIGN THIS PROXY AS THE NAME APPEARS ABOVE.  WHEN SIGNING
AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN,
PLEASE GIVE FULL NAME AS SUCH.

Signature (PLEASE SIGN WITHIN BOX) _______  Date _________

--------------------------SESP-----------------------------------
-----------------------------------------------------------------

THE DOW CHEMICAL COMPANY

1999 Annual Meeting of Stockholders

MIDLAND CENTER FOR THE ARTS
1801 WEST ST. ANDREWS, MIDLAND, MICHIGAN, USA
MAY 13, 1999 - 2:00 P.M.

ADMITTANCE TICKET

THIS TICKET ENTITLES THE STOCKHOLDER LISTED ON THE REVERSE SIDE TO ATTEND THE DOW 1999 ANNUAL MEETING OF STOCKHOLDERS. THIS TICKET IS NOT TRANSFERABLE. PLEASE KEEP THIS TICKET, BRING IT WITH YOU TO THE ANNUAL MEETING AND PRESENT IT AT THE DOOR.

Doors will open at 12:30 p.m.

Cameras and recording devices are not permitted at the Meeting.

Hearing amplification devices will be available.

Fold & Hear                                    Fold & Tear Here
-----------------------------perforation-------------------------

1999 ANNUAL MEETING OF STOCKHOLDERS     The Dow Chemical Company

CONFIDENTIAL VOTING INSTRUCTIONS
TO:  BANKERS TRUST COMPANY ("THE PLAN TRUSTEE")
THE DOW SALARIED EMPLOYEES' SAVINGS PLAN

The undersigned hereby directs the Plan Trustee to vote all shares of common and preferred stock of THE DOW CHEMICAL COMPANY ("Dow") credited to the undersigned's account in the Salaried Employees' Savings Plan (the "Plan") as of the record date for the Annual Meeting of Stockholders of The Dow Chemical Company to be held at the Midland Center for the Arts, Midland, Michigan, on May 13, 1999, at 2 p.m., and at any adjournment thereof, on the following matters and upon such other business as may properly come before the meeting. Dow has instructed the Plan Trustee and its agents not to disclose to the Dow Board or management how individuals in this Plan have voted.

THE PLAN TRUSTEE IS DIRECTED TO VOTE AS SPECIFIED ON THE REVERSE SIDE, OR IF NO SPECIFICATION IS MADE, FOR THE ELECTION OF FIVE DIRECTORS, FOR AGENDA ITEM 2, AND TO VOTE IN ACCORDANCE WITH ITS DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO VOTE IN ACCORDANCE WITH THE DOW BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE ON THE REVERSE SIDE - NO VOTING BOXES NEED TO BE CHECKED. IN ACCORDANCE WITH THE TERMS OF THE PLAN, THE PLAN TRUSTEE SHALL VOTE ALL COMMON AND PREFERRED SHARES IN THE ACCOUNTS OF PLAN MEMBERS WHO FAIL TO VOTE IN THE SAME PROPORTION AS THE SHARES IN THE ACCOUNTS OF MEMBERS WHO HAVE PROVIDED DIRECTION.

Agenda Item 1: The election of five Directors:  (01) Jacqueline
K. Barton, (02) David T. Buzzelli, (03) Anthony J.
Carbone, (04) Barbara Hackman Franklin and (05)
Harold T. Shapiro.

Agenda Item 2: Ratification of the appointment of Deloitte and Touche LLP as Dow's independent auditors for 1999.


SEE REVERSE SIDE

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,
PLEASE READ THE INSTRUCTIONS BELOW

The Dow Chemical Company encourages you to take advantage of new and convenient ways to vote your shares for matters to be covered at the 1999 ANNUAL MEETING OF STOCKHOLDERS. Please take the opportunity to use any one of the three voting methods outlined below to cast your ballot:


VOTE BY PHONE - 800-690-6903 (in
the US and Canada).
Use a touch-tone telephone to vote
your proxy 24 hours a day, 7 days a
week.  Have your proxy card in hand
when you call.  You will be
prompted to enter your individual
12-digit Control Number that
appears in the box below.  Then
follow the simple instructions you
will hear.


VOTE BY INTERNET -
WWW.PROXYVOTE.COM/DOW
Use the Internet to vote your proxy
24 hours a day, 7 days a week.
Have your proxy card in hand when
you access the web site.  You will
be prompted to enter your
individual 12-digit Control Number
that appears in the box below.
Then follow the simple instruction
on the screen.


VOTE BY MAIL
Mark, sign and date your proxy card
and return it in the enclosed
postage-paid envelope or return to:
The Dow Chemical Company, Proxy
Services, P.O. Box 9116,
Farmingdale, NY  11735-9547.

Your electronic proxy
authorizes the named proxies
to vote your shares just as
if you had marked, signed,
dated and mailed the proxy
card.  If you vote by phone
or through the Internet,
please do NOT also mail your
proxy.


The Dow Annual Report and
Proxy Statement are either
enclosed or have been
delivered to you
electronically by email.
You may access both
documents at:
http://www.dow.com/99meeting


YOUR CONTROL NUMBER:

THANK YOU FOR VOTING - ADMITTANCE TICKET ON THE REVERSE SIDE.

SEE DIRECTIONS FOR COMPLETION ON THE REVERSE SIDE.
Fold & Tear Hear                              Fold & Tear Here

-----------------------------perforation-------------------------

The Dow Chemical Company

X   PLEASE MARK VOTES AS IN THIS EXAMPLE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE CANDIDATES LISTED AND FOR AGENDA ITEM 2. THE PLAN TRUSTEE IS AUTHORIZED TO VOTE IN ACCORDANCE WITH ITS DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
AGENDA ITEMS 1 AND 2.

AGENDA ITEM 1:  Election of five Directors:
(01) Jacqueline K. Barton, (02) David T. Buzzelli, (03) Anthony
J. Carbone, (04) Barbara Hackman Franklin and (05) Harold T.
Shapiro.

FOR ALL  ___   WITHHOLD ALL  ____     FOR ALL EXCEPT: ____

To withhold authority to vote for a candidate(s), mark "For All
Except" and write the nominee's number(s) or name(s) on the line below.
_________________________________________


AGENDA ITEM 2: Ratification of the appointment of Dow's independent auditors for 1999.

FOR  _______          AGAINST  _______          ABSTAIN  _______


I plan to attend the Annual Meeting.       __________

I have made comments on this card or an attachment
or have marked an address change.          __________

The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at said meeting and at any adjournment thereof.

PLEASE SIGN THIS PROXY AS THE NAME APPEARS ABOVE.  WHEN SIGNING
AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN,
PLEASE GIVE FULL NAME AS SUCH.

Signature (PLEASE SIGN WITHIN BOX) _______  Date _________

--------------------------DH COMPOUNDING-------------------------
-----------------------------------------------------------------

THE DOW CHEMICAL COMPANY

1999 Annual Meeting of Stockholders

MIDLAND CENTER FOR THE ARTS
1801 WEST ST. ANDREWS, MIDLAND, MICHIGAN, USA
MAY 13, 1999 - 2:00 P.M.

ADMITTANCE TICKET

THIS TICKET ENTITLES THE STOCKHOLDER LISTED ON THE REVERSE SIDE TO ATTEND THE DOW 1999 ANNUAL MEETING OF STOCKHOLDERS. THIS TICKET IS NOT TRANSFERABLE. PLEASE KEEP THIS TICKET, BRING IT WITH YOU TO THE ANNUAL MEETING AND PRESENT IT AT THE DOOR.

Doors will open at 12:30 p.m.

Cameras and recording devices are not permitted at the Meeting.

Hearing amplification devices will be available.

Fold & Hear                                    Fold & Tear Here
-----------------------------perforation-------------------------

1999 ANNUAL MEETING OF STOCKHOLDERS     The Dow Chemical Company

CONFIDENTIAL VOTING INSTRUCTIONS
TO:  BARCLAYS GLOBAL INVESTORS, N.A.,
THE TRUSTEE OF THE DH COMPOUNDING COMPANY
SAVINGS AND RETIREMENT PLAN ("THE PLAN TRUSTEE")

The undersigned hereby directs the Plan Trustee to vote all shares of common stock of THE DOW CHEMICAL COMPANY ("Dow") credited to the undersigned's account in the DH Compounding Company Savings and Retirement Plan (the "Plan") as of the record date for the Annual Meeting of Stockholders of The Dow Chemical Company to be held at the Midland Center for the Arts, Midland, Michigan, on May 13, 1999, at 2 p.m., and at any adjournment thereof, on the following matters and upon such other business as may properly come before the meeting. Dow has instructed the Plan Trustee and its agents not to disclose to the Dow Board or management how individuals in this Plan have voted.

THE PLAN TRUSTEE IS DIRECTED TO VOTE AS SPECIFIED ON THE REVERSE SIDE, OR IF NO SPECIFICATION IS MADE, FOR THE ELECTION OF FIVE DIRECTORS, FOR AGENDA ITEM 2, AND TO VOTE IN ACCORDANCE WITH ITS DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO VOTE IN ACCORDANCE WITH THE DOW BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE ON THE REVERSE SIDE - NO VOTING BOXES NEED TO BE CHECKED. IF YOUR COMPLETED VOTING INSTRUCTION FORM IS NOT RECEIVED BY MAY 11, 1999, THE ADMINISTRATIVE COMMITTEE FOR THE PLAN MAY DIRECT THE PLAN TRUSTEE TO VOTE YOUR SHARES.

Agenda Item 1: The election of five Directors:  (01) Jacqueline
K. Barton, (02) David T. Buzzelli, (03) Anthony J.
Carbone, (04) Barbara Hackman Franklin and (05)
Harold T. Shapiro.

Agenda Item 2: Ratification of the appointment of Deloitte and Touche LLP as Dow's independent auditors for 1999.

SEE OPPOSITE SIDE

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,
PLEASE READ THE INSTRUCTIONS BELOW

The Dow Chemical Company encourages you to take advantage of new and convenient ways to vote your shares for matters to be covered at the 1999 ANNUAL MEETING OF STOCKHOLDERS. Please take the opportunity to use any one of the three voting methods outlined below to cast your ballot:


VOTE BY PHONE - 800-690-6903 (in
the US and Canada).
Use a touch-tone telephone to vote
your proxy 24 hours a day, 7 days a
week.  Have your proxy card in hand
when you call.  You will be
prompted to enter your individual
12-digit Control Number that
appears in the box below.  Then
follow the simple instructions you
will hear.


VOTE BY INTERNET -
WWW.PROXYVOTE.COM/DOW
Use the Internet to vote your proxy
24 hours a day, 7 days a week.
Have your proxy card in hand when
you access the web site.  You will
be prompted to enter your
individual 12-digit Control Number
that appears in the box below.
Then follow the simple instruction
on the screen.


VOTE BY MAIL
Mark, sign and date your proxy card
and return it in the enclosed
postage-paid envelope or return to:
The Dow Chemical Company, Proxy
Services, P.O. Box 9116,
Farmingdale, NY  11735-9547.

Your electronic proxy
authorizes the named proxies
to vote your shares just as
if you had marked, signed,
dated and mailed the proxy
card.  If you vote by phone
or through the Internet,
please do NOT also mail your
proxy.


The Dow Annual Report and
Proxy Statement are either
enclosed or have been
delivered to you
electronically by email.
You may access both
documents at:
http://www.dow.com/99meeting


YOUR CONTROL NUMBER:

THANK YOU FOR VOTING - ADMITTANCE TICKET ON THE REVERSE SIDE.

SEE DIRECTIONS FOR COMPLETION ON THE REVERSE SIDE.
Fold & Tear Hear                              Fold & Tear Here

-----------------------------perforation-------------------------

The Dow Chemical Company

X   PLEASE MARK VOTES AS IN THIS EXAMPLE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE CANDIDATES LISTED AND FOR AGENDA ITEM 2. THE PLAN TRUSTEE IS AUTHORIZED TO VOTE IN ACCORDANCE WITH ITS DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
AGENDA ITEMS 1 AND 2.

AGENDA ITEM 1:  Election of five Directors:
(01) Jacqueline K. Barton, (02) David T. Buzzelli, (03) Anthony
J. Carbone, (04) Barbara Hackman Franklin and (05) Harold T.
Shapiro.

FOR ALL  ___   WITHHOLD ALL  ____     FOR ALL EXCEPT: ____

To withhold authority to vote for a candidate(s), mark "For All
Except" and write the nominee's number(s) or name(s) on the line below.
_________________________________________


AGENDA ITEM 2: Ratification of the appointment of Dow's independent auditors for 1999.

FOR  _______          AGAINST  _______          ABSTAIN  _______


I plan to attend the Annual Meeting.       __________

I have made comments on this card or an attachment
or have marked an address change.          __________

The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at said meeting and at any adjournment thereof.

PLEASE SIGN THIS PROXY AS THE NAME APPEARS ABOVE.  WHEN SIGNING
AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN,
PLEASE GIVE FULL NAME AS SUCH.

Signature (PLEASE SIGN WITHIN BOX) _______  Date _________

--------------------------DOW AGROSCIENCES-----------------------
-----------------------------------------------------------------

THE DOW CHEMICAL COMPANY

1999 Annual Meeting of Stockholders

MIDLAND CENTER FOR THE ARTS
1801 WEST ST. ANDREWS, MIDLAND, MICHIGAN, USA
MAY 13, 1999 - 2:00 P.M.

ADMITTANCE TICKET

THIS TICKET ENTITLES THE STOCKHOLDER LISTED ON THE REVERSE SIDE TO ATTEND THE DOW 1999 ANNUAL MEETING OF STOCKHOLDERS. THIS TICKET IS NOT TRANSFERABLE. PLEASE KEEP THIS TICKET, BRING IT WITH YOU TO THE ANNUAL MEETING AND PRESENT IT AT THE DOOR.

Doors will open at 12:30 p.m.

Cameras and recording devices are not permitted at the Meeting.

Hearing amplification devices will be available.

Fold & Hear                                    Fold & Tear Here
-----------------------------perforation-------------------------

1999 ANNUAL MEETING OF STOCKHOLDERS     The Dow Chemical Company

CONFIDENTIAL VOTING INSTRUCTIONS
TO:  FIDELITY MANAGEMENT TRUST COMPANY, THE TRUSTEE
OF THE DOW AGROSCIENCES EMPLOYEE SAVINGS PLAN ("THE PLAN TRUSTEE")

The undersigned hereby directs the Plan Trustee to vote all shares of common stock of THE DOW CHEMICAL COMPANY ("Dow") credited to the undersigned's account in the Dow AgroSciences Employee Savings Plan (the "Plan") as of the record date for the Annual Meeting of Stockholders of The Dow Chemical Company to be held at the Midland Center for the Arts, Midland, Michigan, on May 13, 1999, at 2 p.m., and at any adjournment thereof, on the following matters and upon such other business as may properly come before the meeting. Dow has instructed the Plan Trustee and its agents not to disclose to the Dow Board or management how individuals in this Plan have voted.

THE PLAN TRUSTEE IS DIRECTED TO VOTE AS SPECIFIED ON THE REVERSE SIDE, OR IF NO SPECIFICATION IS MADE, FOR THE ELECTION OF FIVE DIRECTORS, FOR AGENDA ITEM 2, AND TO VOTE IN ACCORDANCE WITH ITS DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO VOTE IN ACCORDANCE WITH THE DOW BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE ON THE REVERSE SIDE - NO VOTING BOXES NEED TO BE CHECKED. IN ACCORDANCE WITH THE TERMS OF THE PLAN, THE PLAN TRUSTEE SHALL VOTE ALL COMMON SHARES IN THE ACCOUNTS OF PLAN MEMBERS WHO FAIL TO VOTE IN THE SAME PROPORTION AS THE SHARES IN THE ACCOUNTS OF MEMBERS WHO HAVE PROVIDED DIRECTION.

Agenda Item 1: The election of five Directors:  (01) Jacqueline
K. Barton, (02) David T. Buzzelli, (03) Anthony J.
Carbone, (04) Barbara Hackman Franklin and (05)
Harold T. Shapiro.

Agenda Item 2: Ratification of the appointment of Deloitte and Touche LLP as Dow's independent auditors for 1999.

SEE REVERSE SIDE

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,
PLEASE READ THE INSTRUCTIONS BELOW

The Dow Chemical Company encourages you to take advantage of new and convenient ways to vote your shares for matters to be covered at the 1999 ANNUAL MEETING OF STOCKHOLDERS. Please take the opportunity to use any one of the three voting methods outlined below to cast your ballot:


VOTE BY PHONE - 800-690-6903 (in
the US and Canada).
Use a touch-tone telephone to vote
your proxy 24 hours a day, 7 days a
week.  Have your proxy card in hand
when you call.  You will be
prompted to enter your individual
12-digit Control Number that
appears in the box below.  Then
follow the simple instructions you
will hear.


VOTE BY INTERNET -
WWW.PROXYVOTE.COM/DOW
Use the Internet to vote your proxy
24 hours a day, 7 days a week.
Have your proxy card in hand when
you access the web site.  You will
be prompted to enter your
individual 12-digit Control Number
that appears in the box below.
Then follow the simple instruction
on the screen.


VOTE BY MAIL
Mark, sign and date your proxy card
and return it in the enclosed
postage-paid envelope or return to:
The Dow Chemical Company, Proxy
Services, P.O. Box 9116,
Farmingdale, NY  11735-9547.

Your electronic proxy
authorizes the named proxies
to vote your shares just as
if you had marked, signed,
dated and mailed the proxy
card.  If you vote by phone
or through the Internet,
please do NOT also mail your
proxy.


The Dow Annual Report and
Proxy Statement are either
enclosed or have been
delivered to you
electronically by email.
You may access both
documents at:
http://www.dow.com/99meeting


YOUR CONTROL NUMBER:

THANK YOU FOR VOTING - ADMITTANCE TICKET ON THE REVERSE SIDE.

SEE DIRECTIONS FOR COMPLETION ON THE REVERSE SIDE.
Fold & Tear Hear                              Fold & Tear Here

-----------------------------perforation-------------------------

The Dow Chemical Company

X      PLEASE MARK VOTES AS IN THIS EXAMPLE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE CANDIDATES LISTED AND FOR AGENDA ITEM 2. THE PLAN TRUSTEE IS AUTHORIZED TO VOTE IN ACCORDANCE WITH ITS DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
AGENDA ITEMS 1 AND 2.

AGENDA ITEM 1:   Election of five Directors:
(01) Jacqueline K. Barton, (02) David T. Buzzelli, (03) Anthony
J. Carbone, (04) Barbara Hackman Franklin and (05) Harold T.
Shapiro.

FOR ALL  ___   WITHHOLD ALL  ____     FOR ALL EXCEPT: ____

To withhold authority to vote for a candidate(s), mark "For All
Except" and write the nominee's number(s) or name(s) on the line below.
_________________________________________


AGENDA ITEM 2:    Ratification of the appointment of Dow's
independent auditors for 1999.

FOR  _______          AGAINST  _______          ABSTAIN  _______


I plan to attend the Annual Meeting.       __________

I have made comments on this card or an attachment
or have marked an address change.          __________

The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at said meeting and at any adjournment thereof.

PLEASE SIGN THIS PROXY AS THE NAME APPEARS ABOVE.  WHEN SIGNING
AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN,
PLEASE GIVE FULL NAME AS SUCH.

Signature (PLEASE SIGN WITHIN BOX) _______  Date _________